UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

TWO HANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56065	33-4429767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Piping Rock Road Locust Valley, New York	11560
(Address of Principal Executive Offices)	(Zip Code)

(516) 384-2577

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On June 30, 2026, pursuant to stockholder consent, our Board of Directors authorized an amendment (the "Amendment") to our Certificate of Incorporation, as amended, to change the name of the Corporation from Two Hands Corporation to Quantum X, Inc. We filed the Amendment with the Delaware Secretary of State on July 8, 2026.

The Company submitted initial documents to the Financial Industry Regulatory Authority ("FINRA") regarding this name change on July 23, 2026. In connection with the name change, the Company also requested a change of its trading symbol to QUTX, subject to availability. The Company will report the completion of FINRA's review and the effectiveness of the name change by filing a subsequent Current Report on Form 8-K.

A copy of the Amendment is attached to this Current Report as Exhibit 3.1 incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description	Location
3.1	Certificate of Amendment to the Certificate of Incorporation, as amended, July 8, 2026	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HANDS CORPORATION

Dated: July 23, 2026	By:	/s/ Emil Assentato
Emil Assentato
Chief Executive Officer

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